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                                                                EXHIBIT 10.03


                             AGREEMENT OF AMENDMENT

     THIS AGREEMENT OF AMENDMENT (this "Amendment") is made as of the 2nd day of June, 2000, among GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS ("GE Capital"), GMAC COMMERCIAL MORTGAGE CORPORATION ("GMAC CMC"), and ALADDIN GAMING, LLC ("Aladdin Gaming").

     GE Capital and Aladdin Gaming have heretofore executed that certain Facilities Agreement dated as of June 26, 1998, as amended (the "Facilities Agreement"), and pursuant thereto that certain Master Lease Agreement dated as of June 26, 1998 (the "Lease Agreement"; and together with the Facilities Agreement being sometimes hereinafter collectively referred to as the "Agreements"). Capitalized terms used herein without definition shall have the meaning given them in the Agreements.

     GE Capital has heretofore assigned to GMAC CMC certain of its right, title, interest and obligations pursuant to the Agreements.

     The parties desire to amend the Lease Agreement and to further amend the Facilities Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties agree as follows:

     SECTION 1. AMENDMENTS TO FACILITIES AGREEMENT. The Facilities Agreement is amended as follows:

          Section 1.1. Exhibit No. 2 attached to the Facilities Agreement is deleted and Exhibit No. 2 to Facilities Agreement attached hereto is substituted in lieu thereof and incorporated therein as fully as if originally set forth therein.

          Section 1.2. The following sentence shall be added to the end of
Section 11(e) of the Facilities Agreement:

          "Notwithstanding the foregoing, Aladdin Gaming may make an Investment in any wholly-owned Subsidiary which is created by Aladdin Gaming for the purpose of owning and controlling bank, deposit or any other accounts at any financial institution permitted under the Senior Credit Agreement or which otherwise are created for purposes of Aladdin Gaming's operation of the Casino so long as the Administrative Agent has consented thereto."

          Section 1.3. Section 11(h) of the Facilities Agreement is deleted and the following substituted in lieu thereof:

          "Aladdin Gaming will not, and will not permit any Subsidiary to, enter into at any time any arrangement (other than the financing pursuant hereto) which involves the leasing by Aladdin Gaming from any lessor of any real or personal property (or any interest therein), which does not create a Capitalized Lease Liability and except arrangements which, together with all other such arrangements which shall then be in effect, will not require the

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          payment of an aggregate amount in any Fiscal Year of rentals by
          Aladdin Gaming or any Subsidiary in excess of, in the case of any such arrangements entered into prior to the date which is ninety (90) days after the Opening Date, $2,000,000 per annum and, in the case of any such arrangement entered into on or subsequent to the date which is ninety (90) days after the Opening Date, $5,000,000 per annum."

     SECTION 2. AMENDMENTS TO LEASE AGREEMENT. The Lease Agreement is hereby amended as follows:

          Section 2.1. The following is added to the end of Section 1(b) of the
Lease:

          "The obligation of Lessor to purchase any Unit of Equipment from Lessee and to lease the same to Lessee under any Schedule shall be subject to satisfaction of the conditions specified above in this
          Section 1(b) and to receipt by Lessor, prior to the Lease Commencement Date (with respect to such Unit of Equipment), of each of the following documents in form and substance satisfactory to Lessor: (v) a Bill of Sale, in substantially the form attached hereto as Exhibit No. 3, with respect to such Unit of Equipment, duly executed by Lessee, (vi) a certified true copy of the invoice from the Supplier with respect to such Unit of Equipment, and (vii) such documents and instruments as reasonably may be required by Lessor evidencing the termination of any security interest in such Unit of Equipment then held by any third party."

          Section 2.2. Exhibit No. 3 to Master Lease Agreement attached hereto is incorporated in the Lease as fully as if originally set forth therein and made a part thereof.

     SECTION 3. CONSENT TO AMENDMENTS AND CONFIRMATION.

          Section 3.1. GE Capital and GMAC CMC hereby consent to the amendments of the Senior Credit Agreement and the Disbursement Agreement specified in
Section 2.1 of that certain Third Amendment to Senior Credit Agreement dated as of May ___, 2000 (the "Third Amendment"), by and among Aladdin Gaming, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia, as Administrative Agent for the Lenders (the "Administrative Agent"), Merrill Lynch Capital Corporation, as Syndication Agent for the Lenders, and CIBC Oppenheimer Corp., as Documentation Agent for the Lenders.

          Section 3.2. GE Capital and GMAC CMC hereby confirm and agree that, upon delivery to the Project of Gaming Equipment or Specified Equipment as to which Advances to fund deposits or progress payments have been made pursuant to the Senior Credit Agreement, all amounts advanced to Aladdin Gaming from the Loans to fund such deposits or to make such progress payments shall be advanced on behalf of Aladdin Gaming to the Guaranty Deposit Account and the balance due with respect to such Gaming Equipment or Specified Equipment shall be funded in full under the Agreements, subject to and in accordance with the terms of the Agreements.

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     SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be and become effective on the date (the "Amendment Date") on which each of the following conditions precedent shall have been satisfied.

          (a) EXECUTION OF DOCUMENTS. GE Capital and GMAC CMC shall have received counterparts of (i) this Amendment executed by Authorized Representatives of Aladdin Gaming, the Administrative Agent, GE Capital and GMAC CMC, (ii) the Third Amendment executed by Authorized Representatives of the parties thereto, (iii) the Ratification of the Completion Guaranty executed by Authorized Representatives of the parties thereto, and (iv) the First Amendment to Disbursement Agreement executed by Authorized Representatives of the Parties thereto.

          (b) INCUMBENCY, ETC. GE Capital and GMAC CMC shall have received a certificate, dated the Amendment Date, of an Authorized Representative of Aladdin Gaming certifying:

               (i) as to the incumbency and signatures of the Person or Persons authorized to execute and deliver this Amendment and any instruments or agreements required hereunder,

               (ii) as to an attached copy of one or more resolutions or other authorizations of the manager of Aladdin Gaming certified by the Authorized Representative of such manager as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and any instruments or agreements required hereunder, and

               (iii) that the Organizational Documents of Aladdin Gaming have not been modified other than by the letter agreement dated December 10, 1999, a true, correct and complete copy of which shall have been delivered to GE Capital and GMAC CMC, upon which certificate GE Capital and GMAC CMC and Credit Suisse First Boston Mortgage Capital, LLC (collectively, the "FINANCING PARTIES") may conclusively rely until it shall have received a further certificate of an Authorized Representative of Aladdin Gaming cancelling or amending such prior certificate.

          (c) FEES. All reasonable fees and costs and expenses of Ober, Kaler, Grimes & Shriver and other professionals employed by the Financing Parties and all other reasonable expenses of the Financing Parties in connection with the negotiation, execution and delivery of this Amendment and the transactions contemplated herein shall have been paid in full.

          (d) SATISFACTORY LEGAL FORM. Each Financing Party and its counsel shall have received all information, approvals, opinions, documents or instruments as each Financing Party or its counsel may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of Aladdin Gaming shall be satisfactory in form and substance to each Financing Party and its counsel.

          (e) DEFAULT. After giving effect to this Amendment the following statements shall be true and correct: (i) to the best knowledge of Aladdin Gaming, no act or condition exists which, with the giving of notice or passage of time would constitute a "DEFAULT" or "EVENT OF


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DEFAULT" (as defined in the Senior Credit Agreement or in the Agreements has
occurred and is continuing as of the date hereof, and (ii) no material adverse change in (A) the financial condition, business, property, prospects or ability of Aladdin Gaming to perform in all material respects its obligations under any Operative Document, or (B) the financial condition, business, property, prospects and ability of any other Aladdin Party or, to the best knowledge of Aladdin Gaming, LCNI, the Design/Builder or Fluor to perform in all material respects its obligations under any Operative Document to which it is a party has occurred since the Closing Date.

          (f) CONSENTS AND APPROVALS. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, the Financing Parties and the Administrative Agent for itself and on behalf of the Lenders and the Discount Note Indenture Trustee) or holder of any indebtedness or obligation of Aladdin Gaming, that are necessary or, in the reasonable opinion of GE Capital and GMAC CMC, advisable in connection with the execution, delivery and performance of this Amendment by all parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to GE Capital and GMAC CMC.

          (g) DELIVERY OF AMENDMENT. Aladdin Gaming shall have delivered this Amendment to all Persons entitled under the Operative Documents to receive delivery hereof.

          (h) OPINIONS. GE Capital and GMAC CMC shall have received such opinions of counsel as it deems necessary, dated the Amendment Date and addressed to the Financing Parties, which shall be in form and substance satisfactory to the financing parties.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce each Financing Party to enter into this Amendment, Aladdin Gaming hereby reaffirms, as of the Amendment Date, its representations and warranties contained in
Section 8 of the Facilities Agreement and additionally represents and warrants unto each Financing Party as set forth in this Section 5.

          Section 5.1. MATTERS PERTAINING TO THE FACILITIES AGREEMENT.

          (a) Aladdin Gaming has not directly or indirectly amended (by Change Order or otherwise), modified (by Change Order or otherwise), allocated, reallocated or supplemented or permitted or consented to the amendment (by Change Order or otherwise), modification (by Change Order or otherwise) allocation, reallocation or supplementation of the Construction Benchmark
Schedule in any manner which would extend the Completion Date.

          (b) Prior to and after giving effect to this Amendment, no "DEFAULT" or "EVENT OF DEFAULT" exists under the Senior Credit Agreement or the Agreements (without giving effect to the Intercreditor Agreement).

          Section 5.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by Aladdin Gaming of this Amendment and each other document executed or to be executed by it in connection with this Amendment are within Aladdin Gaming's powers, have been duly authorized by all necessary action, and do not:

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          (a) contravene Aladdin Gaming's Organizational Documents;

          (b) contravene any contractual restriction binding on or affecting Aladdin Gaming;

          (c) contravene any court decree or order or Legal Requirement binding on or affecting Aladdin Gaming; or

          (d) result in, or require the creation or imposition of, any Lien on any of Aladdin Gaming's properties except as expressly contemplated by the Operative Documents,

and the Financing Parties may conclusively rely on such representations and warranties.

          Section 5.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by Aladdin Gaming of this Amendment or any other document to be executed by it in connection with this Amendment.

          Section 5.4. VALIDITY, ETC. This Amendment constitutes, and each other document executed by Aladdin Gaming in connection with this Amendment, on the due execution and delivery thereof, will constitute, the legal, valid and binding obligations of Aladdin Gaming enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

          Section 5.5. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Agreement, the Agreement, any Operative Document, or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of Aladdin Gaming or any other Person which would require the consent of the Financing Parties, the Administrative Agent, the Lenders, GECC or the Discount Note Indenture Trustee.

          Section 5.6. OFFSETS AND DEFENSES. Aladdin Gaming has no offsets or defenses to its obligations under the Operative Documents or the documents evidencing and securing the FF&E Financing and no claims or counterclaims against any of the Financing Parties, the Administrative Agent, the Lenders or the Construction Consultant.

          Section 6.1. RATIFICATION OF AND REFERENCES TO THE AGREEMENT. This Amendment shall be deemed to be an amendment to the Agreements, and the Agreements, as amended by this Amendment, shall continue in full force and effect and are hereby ratified, approved and confirmed in each and every respect. All references to the Agreements in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreements, as amended by this Amendment.

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          Section 6.2. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

          Section 6.3. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

          Section 6.4. CROSS-REFERENCES. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

          Section 6.5. OPERATIVE DOCUMENT. This Amendment is an Operative Document executed pursuant to the Facilities Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Facilities Agreement.

          Section 6.6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 6.7. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

          Section 6.8. RESERVATION OF RIGHTS. Aladdin Gaming agrees that neither this Amendment nor the making of any Funding and GE Capital and GMAC CMC's consent thereto shall constitute (w) an approval of all or any portion of any request for Funding, (x) a waiver or forbearance by GE Capital and GMAC CMC under any of the Operative Documents, (y) the acceptance by GE Capital and GMAC CMC of any course of conduct by Aladdin Gaming, the Completion Guarantors or any of the Aladdin Parties or the London Clubs Parties (including, without limitation, matters relating to transfers of direct and indirect interests in Holdings between the members thereof), or (z) an agreement by GE Capital and GMAC CMC to amend any of the Operative Documents or waive any of the provisions thereof without a corresponding amendment of the Senior Credit Agreement or waiver from the Administrative Agent on behalf of the Lenders, as the case may be. Aladdin Gaming further agrees that GE Capital and GMAC CMC reserve all rights, remedies and options under the Operative Documents to require Aladdin Gaming to satisfy in all respects the conditions relating to each Funding and perform all of its obligations under the Operative Documents which are then due and owing or are susceptible of performance, as the case may be.

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         IN WITNESS WHEREOF, this Agreement of Amendment has been duly executed as of the date first above written.


ALADDIN GAMING, LLC                              GENERAL ELECTRIC CAPITAL
                                                 CORPORATION, FOR ITSELF AND AS
                                                 AGENT FOR CERTAIN PARTICIPANTS


By: /s/ RICHARD J. GOEGLEIN                      By:  /s/ TIMOTHY S. SHANAHAN
   ------------------------                      ------------------------------
Name:  Richard J. Goeglein                       Name:  Timothy S. Shanahan
Title: President & Chief Executive Officer       Title: Vice President


                                                 GMAC COMMERCIAL MORTGAGE
                                                 CORPORATION


                                                 By: /s/ JON S. WRIGHT
                                                    ---------------------------
                                                 Name:  John S. Wright
                                                 Title: Senior Vice President


PURSUANT TO SECTION 5.1(c) OF THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF JUNE 30, 1998, BY AND AMONG THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, AND ALADDIN GAMING, LLC, THE UNDERSIGNED CONSENTS TO THE EXECUTION OF THE FOREGOING AMENDMENT BY ALADDIN GAMING, LLC.

                                                 THE  BANK OF NOVA SCOTIA,
                                                 as Administrative Agent


                                                 By:
                                                    -------------------------
                                                 Name:
                                                    -------------------------
                                                 Title:
                                                    -------------------------

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